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                                                                   Exhibit 10.15
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[Logo] BANK OF AMERICA OREGON                            BUSINESS LOAN AGREEMENT
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This Agreement dated as of April 24, 1995 is between Bank of America Oregon (the
"Bank") and Claremont Technology Group, Inc. (the "Borrower").

1.   FACILITY NO. 1: LINE OF CREDIT AMOUNT AND TERMS

1.1  LINE OF CREDIT AMOUNT.

(a) During the availability period described below, the Bank will provide a line of credit to the Borrower. The amount of the line of credit (the "Facility 1 Commitment") is Two Million Dollars ($2,000,000).

(b) This is a revolving line of credit. During the availability period, the Borrower may repay principal amounts and reborrow them.

(c) The Borrower agrees not to permit the outstanding principal balance of the line of credit to exceed the Facility 1 Commitment.

1.2  AVAILABILITY PERIOD.

The line of credit is available between the date of this Agreement and August 1, 1996 (the "Facility 1 Expiration Date") unless the Borrower is in default.

1.3  INTEREST RATE.

(a) Unless the Borrower elects an optional interest rate as described below, the interest rate is the Reference Rate plus .25 percentage point.

(b) The Reference Rate is the rate of interest publicly announced from time to time by Bank of America National Trust and Savings Association ("BofA California") in San Francisco, California, as its Reference Rate. The Reference Rate is set based on various factors, including BofA California's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Bank may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Reference Rate.

1.4  REPAYMENT TERMS.

(a) The Borrower will pay interest on May 1, 1995, and then monthly thereafter until payment in full of any principal outstanding under this line of credit.

(b) The Borrower will repay in full all principal and any unpaid interest or other charges outstanding under this line of credit no later than the Facility 1 Expiration Date.

1.5 OPTIONAL INTEREST RATES. Instead of the interest rate based on the Reference Rate, the Borrower may elect to have all or portions of the line of credit (during the availability period) bear interest at the rate(s) described below during an interest period agreed to by the Bank and the Borrower. Each interest rate is a rate per year. Interest will be paid on the first day of every month and on the last day of each


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interest period.  At the end of any interest period, the interest rate will revert to the rate based on the Reference Rate, unless the Borrower has designated another optional interest rate for the portion.

1.6 LIBOR RATE. The Borrower may elect to have all or portions of the principal balance of the line of credit bear interest at the LIBOR Rate plus 2 percentage points.

Designation of a LIBOR Rate portion is subject to the following requirements:

(a) The interest period during which the LIBOR Rate will be in effect will be 30, 60, 90, 180, or 365 days. The last day of the interest period will be determined by the Bank using the practices of the London inter-bank market.

(b) Each LIBOR Rate portion will be for an amount not less than One Hundred Thousand Dollars ($100,000).

(c) The Borrower shall irrevocably request a LIBOR Rate portion no later than 9:00 a. m. San Francisco time three (3) banking days before the commencement of the interest period.

(d) The "LIBOR Rate" means the interest rate determined by the following formula, rounded upward to the nearest 1/100 of one percent. (All amounts in the calculation will be determined by the Bank as of the first day of the interest period.)

     LIBOR Rate =       London Rate
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                   (1.00 - Reserve Percentage)

     Where,

     (i) "London Rate" means the interest rate (rounded upward to the nearest 1/16th of one percent) at which the Bank of America NT & SA'S London Branch, London, Great Britain, would offer U.S. dollar deposits for the applicable interest period to other major banks in the London inter-bank market at approximately 11:00 a. m. London time two (2) banking days before the commencement of the interest period.

    (ii) "Reserve Percentage" means the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in the Federal Reserve Board Regulation D, rounded upward to the nearest 1/100 of one percent. The percentage will be expressed as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages.

(e) The Borrower may not elect a LIBOR Rate with respect to any portion of the principal balance of the line of credit which is scheduled to be repaid before the last day of the applicable interest period.

(f) Any portion of the principal balance of the line of credit already bearing interest at the LIBOR Rate will not be converted to a different rate during its interest period.

(g) Each prepayment of a LIBOR Rate portion, whether voluntary, by reason of acceleration or otherwise, will be accompanied by the amount of accrued interest on the amount prepaid, and a prepayment fee equal to the amount (if any) by which:

     (i) the additional interest which would have been payable on the amount prepaid had it not been paid until the last day of the interest period, exceeds

     (ii) the interest which would have been recoverable by the Bank by placing the amount prepaid on deposit in the London inter-bank market for a period starting on the date on which it was prepaid and ending on the last day of the interest period for such portion.


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(h)  The Bank will have no obligation to accept an election for a LIBOR Rate portion if any of the following described events has occurred and is continuing:

     (i) Dollar deposits in the principal amount, and for periods equal to the interest period, of a LIBOR Rate portion are not available in the London inter-bank market; or

     (ii) the LIBOR Rate does not accurately reflect the cost of a LIBOR Rate portion.

2.   FACILITY NO. 2: LINE OF CREDIT AMOUNT AND TERMS

2.1  LINE OF CREDIT AMOUNT.

(a) During the availability period described below, the Bank will provide a line of credit to the Borrower. The amount of the line of credit (the "Facility 2 Commitment") is Five Hundred Thousand Dollars ($500,000). Each advance shall be used to purchase equipment for use in the Borrower's business. All equipment acquired with the proceeds of such advances shall be free and clear of any security interests, liens, encumbrances or rights of others except the security interests of the Bank under any security agreements required under this Agreement. Each request for an advance shall be accompanied by a copy of the purchase order or invoice for the equipment to be purchased with the proceeds of the advance. The amount of each advance shall not exceed 80% of the purchase price of such equipment.

(b) This is a non-revolving line of credit with a term repayment option. Any amount borrowed, even if repaid before the end of the availability period, permanently reduces the remaining available line of credit.

(c) The Borrower agrees not to permit the outstanding principal balance of the line of credit to exceed the Facility 2 Commitment.

2.2  AVAILABILITY PERIOD.

The line of credit is available between the date of this Agreement and August 1, 1996 (the "Facility 2 Expiration Date") unless the Borrower is in default.

2.3 INTEREST RATE. Unless the Borrower elects an optional interest rate as described below, the interest rate is the Reference Rate plus .5 percentage point.

2.4  REPAYMENT TERMS.

(a) The Borrower will pay interest on May 1, 1995, and then monthly thereafter until payment in full of any principal outstanding under this line of credit.

(b) The Borrower will repay principal in 36 successive equal monthly installments starting September 1, 1996. On August 1, 1999, the Borrower will repay the remaining principal balance plus any interest then due.

(c) The Borrower may prepay the loan in full or in part at any time. The prepayment will be applied to the most remote installment of principal due under this subparagraph (b) above.

2.5 OPTIONAL INTEREST RATES. Instead of the interest rate based on the Reference Rate, the Borrower may elect to have all or portions of the line of credit (during the availability period and during the term repayment period) bear interest at the rate(s) described below during an interest period agreed to by the Bank and the Borrower. Each interest rate is a rate per year. Interest will be paid on the first day of every month and on the last day of each interest period. At the end of any interest period, the interest rate will revert to the rate based on the Reference Rate, unless the Borrower has designated another optional interest rate for the portion.


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2.6  LONG TERM RATE.  The Borrower may elect to have all or portions of the principal balance of the line of credit bear interest at the Long Term Rate, subject to the following requirements:

(a) The interest period during which the Long Term Rate will be in effect will be one year or more.

(b) The "Long Term Rate" means the fixed interest rate the Bank and the Borrower agree will apply to the portion during the applicable interest period.

(c) Each Long Term Rate portion will be for an amount not less than One Hundred Thousand Dollars ($100,000).

(d) Any portion of the principal balance of the line of credit already bearing interest at the Long Term Rate will not be converted to a different rate during its interest period.

(e) The Borrower may prepay the Long Term Rate portion in whole or in part in the minimum amount of One Hundred Thousand Dollars ($100,000). The Borrower will give the Bank irrevocable written notice of the Borrower's intention to make the prepayment, specifying the date and amount of the prepayment. The notice must be received by the Bank at least 5 banking days in advance of the prepayment. All prepayments of principal on the Long Term Rate portion will be applied on the most remote principal installment or installments then unpaid.

(f) Each prepayment of a Long Term Rate portion, whether voluntary, by reason of acceleration or otherwise, will be accompanied by payment of all accrued interest on the amount of the prepayment and the prepayment fee described below.

(g) The prepayment fee will be the sum of fees calculated separately for each Prepaid Installment, as follows:

     (i) The Bank will first determine the amount of interest which would have accrued each month for the Prepaid Installment had it remained outstanding until the applicable Original Payment Date, using the Long Term Rate;

     (ii) The Bank will then subtract from each monthly interest amount determined in (i), above, the amount of interest which would accrue for that Prepaid Installment if it were reinvested from the date of prepayment through the Original Payment Date, using the following rate:

            (A) If the Original Payment Date is more than 5 years after the date of prepayment: the Treasury Rate plus one-quarter of one percentage point;

            (B) If the Original Payment Date is 5 years or less after the date of prepayment: the Money Market Rate.

     (iii) If (i) minus (ii) for the Prepaid Installment is greater than zero, the Bank will discount the monthly differences to the date of prepayment by the rate used in (ii) above. The sum of the discounted monthly differences is the prepayment fee for that Prepaid Installment.

(h) The following definitions will apply to the calculation of the prepayment fee:

     "Money Market" means the domestic certificate of deposit market, the eurodollar deposit market or other appropriate money market selected by the Bank.

     "Money Market Rate" means the fixed interest rate per annum which the Bank determines could be obtained by reinvesting a specified Prepaid Installment in the Money Market from the date of prepayment through the Original Payment Date.


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     "Original Payment Dates" mean the dates on which principal of the Long Term
     Rate portion would have been paid if there had been no prepayment. If a portion of the principal would have been paid later than the end of the interest period in effect at the time of prepayment, then the Original Payment Date for that portion will be the last day of the interest period.

     "Prepaid Installment" means the amount of the prepaid principal of the Long Term Rate portion which would have been paid on a single Original Payment Date.

     "Treasury Rate" means the interest rate yield for U.S. Government Treasury Securities which the Bank determines could be obtained by reinvesting a specified Prepaid Installment in such securities from the date of prepayment through the Original Payment Date.

(i) The Bank may adjust the Treasury Rate and Money Market Rate to reflect the compounding, accrual basis, or other costs of the Long Term Rate portion. Each of the rates is the Bank's estimate only and the Bank is under no obligation to actually reinvest any prepayment. The rates will be based on information from either the TELERATE or REUTERS information services, THE WALL STREET JOURNAL, or other information sources the Bank deems appropriate.

3.   FACILITY NO. 3: LINE OF CREDIT AMOUNT AND TERMS

3.1  LINE OF CREDIT AMOUNT.

(a) During the availability period described below, the Bank will provide a line of credit to the Borrower. The amount of the line of credit (the "Facility 3 Commitment") is Two Million Dollars ($2,000,000). Each advance shall be provided to Nominee Borrowers, each of whom shall be an officer of the Borrower. The Nominee Borrowers shall execute documents evidencing their indebtedness directly to the Bank in form and content satisfactory to the Bank. The Borrower shall guaranty the indebtedness of the Nominee Borrowers. The Borrower's guaranty shall be approved by appropriate action of the Borrower's Board of Directors. The proceeds shall be used solely for the purchase of common stock of the Borrower.

(b) This is a non-revolving line of credit with an option to repay in multiple term loans. Any amount borrowed, even if repaid before the end of the availability period, permanently reduces the remaining available line of credit.

(c) The Borrower agrees not to permit the outstanding principal balance of the line of credit to exceed the Facility 3 Commitment.

3.2  AVAILABILITY PERIOD.

The line of credit is available between the date of this Agreement and August 1, 1995 (the "Facility 3 Expiration Date") unless the Borrower is in default.

3.3  INTEREST RATE.

(a)  The interest rate is the Reference Rate plus 1 percentage point.

3.4  REPAYMENT TERMS.

(a) The Borrower will repay principal, interest and any other amounts due, upon demand by the Bank, in the event of any default by a Nominee Borrower.

(b)  The Borrower may prepay each term loan in full or in part at any time.
     Each prepayment will be applied to the most remote installment of principal due under such term loan.


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3.5  NOMINEE BORROWERS.  At the Bank's sole option, during the availability period described in 3.2 above, the Borrower may designate certain individuals, each of whom shall be an Executive or officer of the Borrower, to whom the Bank may provide a 36 month term loan. The amount of any extension of credit to a Nominee Borrower shall reduce the amount of the Facility 3 Commitment. Each such Nominee Borrower shall execute a note and any other documents required by the Bank, all in form and substance satisfactory to the Bank, evidencing each term loan. Each note and term loan shall be guaranteed by the Borrower.

3.6 NOMINEE BORROWER TERMS. The Bank and each Nominee Borrower shall execute a note and any other documents required by the Bank. The documents shall provide that the term of each term loan shall not exceed 36 months. The Borrower will be required to make periodic interest payments and periodic defined principal reductions. The term loans to the Nominee Borrowers shall be unsecured but will be supported by a guaranty of the Borrower.

4.   FEES AND EXPENSES

4.1  FEES.

(a)  LOAN FEE.  The Borrower agrees to pay:

     (i) a Two Thousand Five Hundred Dollar ($2,500) fee for Facility 1, due upon execution of this Agreement;

     (ii) a Two Thousand Five Hundred Dollar ($2,500) fee for Facility 2 due upon execution of this Agreement; and

     (iii) if the total amount advanced under Facility 3 is less than One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate, a fee equal to .75% of the aggregate amount advanced or if the total amount advanced under Facility 3 is more than One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate, a fee equal to .65% of the aggregate amount advanced. Such fee shall be due upon the day funds are advanced.

4.2  EXPENSES.

(a) The Borrower agrees to immediately repay the Bank for expenses that include, but are not limited to, filing, recording and search fees, appraisal fees, title report fees and documentation fees.

(b) The Borrower agrees to reimburse the Bank for any expenses it incurs in the preparation of this Agreement and any agreement or instrument required by this Agreement. Expenses include, but are not limited to, reasonable attorneys' fees, including any allocated costs of the Bank's in-house counsel.

(c) The Borrower agrees to reimburse the Bank for the cost of periodic audits and appraisals of the personal property collateral securing this Agreement, at such intervals as the Bank may reasonably require. The audits and appraisals may be performed by employees of the Bank or by independent appraisers.

5.   COLLATERAL

5.1 PERSONAL PROPERTY. The Borrower's obligations to the Bank under this Agreement will be secured by personal property the Borrower now owns or will own in the future as listed below. The collateral is further defined in security agreement(s) executed by the Borrower. In addition, all personal property collateral securing this Agreement shall also secure all other present and future obligations of the Borrower to the Bank (excluding any consumer credit covered by the federal Truth in Lending law, unless the Borrower has otherwise agreed in writing). All personal property collateral securing any other present or future obligations of the Borrower to the Bank shall also secure this Agreement.

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(a)  Machinery and equipment.

(b)  Receivables.

5.2 CASH COLLATERAL (FACILITY 3). If the aggregate principal balance outstanding on the term loans described in 3.1 above on August 10, 1996 exceeds 80% of the original aggregate balance of the term loans or if the aggregate principal balance outstanding on the term loans on August 10, 1997 exceeds 60% of the original aggregate balance of the term loans, the Borrower shall provide the Bank with cash collateral equal to the amount of the difference. The Borrower agrees to execute any documents which the Bank may require in order to perfect the Bank's security interest in such collateral.

6.   DISBURSEMENTS, PAYMENTS AND COSTS

6.1 REQUESTS FOR CREDIT. Each request for an extension of credit will be made in writing in a manner acceptable to the Bank, or by another means acceptable to the Bank.

6.2 DISBURSEMENTS AND PAYMENTS. Each disbursement by the Bank and each payment by the Borrower will be:

(a) made at the Bank's branch (or other location) selected by the Bank from time to time;

(b) made for the account of the Bank's branch selected by the Bank from time to time;

(c) made in immediately available funds, or such other type of funds selected by the Bank;

(d) evidenced by records kept by the Bank. In addition, the Bank may, at its discretion, require the Borrower to sign one or more promissory notes.

6.3  TELEPHONE AUTHORIZATION.

(a) The Bank may honor telephone instructions for advances or repayments or for the designation of optional interest rates given by the individual signer(s) of this Agreement or a person or persons authorized by the signer(s) of this Agreement on Facility 1 and Facility 2.

(b) Advances on Facility 1 and Facility 2 will be deposited in and repayments will be withdrawn from the Borrower's account number_________, or such other accounts with the Bank as designated in writing by the Borrower.

(c) The Borrower indemnifies and excuses the Bank (including its officers, employees, and agents) for, from and against all liability, loss, and costs in connection with any act resulting from telephone instructions it reasonably believes are made by a signer of this Agreement or a person authorized by a signer. This indemnity and excuse will survive this Agreement's termination.

6.4  DIRECT DEBIT (PRE-BILLING)

(a) The Borrower agrees that the Bank will debit the Borrower's deposit account number__________(the "Designated Account") on the date each payment of principal and interest and any fees from the Borrower becomes due (the "Due Date"). If the Due Date is not a banking day, the Designated Account will be debited on the next banking day.

(b) Approximately 5 days prior to each Due Date on the Facility 1 and Facility 2 Commitments, the Bank will mail to the Borrower a statement of the amounts that will be due on that Due Date (the "Billed Amount"). The calculation will be made on the assumption that no new extensions of credit or payments will be made between the date of the billing statement and the Due Date, and that there will be no changes in the applicable interest rate.


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(c)  The Bank will debit the Designated Account for the Billed Amount, regardless of the actual amount of principal due and interest accrued (collectively, the "Accrued Amount").

     If the Billed Amount debited to the Designated Account differs from the Accrued Amount, the discrepancy will be treated as follows:

     (i) If the Billed Amount is less than the Accrued Amount, the Billed Amount for the following Due Date will be increased by the amount of the discrepancy. The Borrower will not be in default by reason of any such discrepancy.

     (ii) If the Billed Amount is more than the Accrued Amount, the Billed Amount for the following Due Date will be decreased by the amount of the discrepancy.

     Regardless of any such discrepancy, interest will continue to accrue based on the actual amount of principal outstanding without compounding. The Bank will not pay the Borrower interest on any overpayment.

(d) The Borrower will maintain sufficient funds in the Designated Account to cover each debit. If there are insufficient funds in the Designated Account on the date the Bank enters any debit authorized by this Agreement, the debit will be reversed.

6.5 BANKING DAYS. Unless otherwise provided in this Agreement, a banking day is a day other than a Saturday or a Sunday on which the Bank is open for business in Oregon and banks are open for business in California. For amounts bearing interest at a LIBOR rate (if any), a banking day is a day other than a Saturday or a Sunday on which the BofA California is open for business in New York, London and California and dealing in offshore dollars. All payments and disbursements which would be due on a day which is not a banking day will be due on the next banking day. All payments received on a day which is not a banking day will be applied to the credit on the next banking day.

6.6 TAXES. The Borrower will not deduct any taxes from any payments it makes to the Bank. If any government authority imposes any taxes or charges on any payments made by the Borrower, the Borrower will pay the taxes or charges. Upon request by the Bank, the Borrower will confirm that it has paid the taxes by giving the Bank official tax receipts (or notarized copies) within 30 days after the due date. However, the Borrower will not pay the Bank's net income taxes.

6.7 ADDITIONAL COSTS. The Borrower will pay the Bank, on demand, for the Bank's costs or losses arising from any statute or regulation, or any request or requirement of a regulatory agency. The costs and losses will be allocated to the loan in a manner determined by the Bank, using any reasonable method. The costs include the following:

(a)  any reserve or deposit requirements; and

(b) any capital requirements relating to the Bank's assets and commitments for credit.

6.8 INTEREST CALCULATION. Except as otherwise stated in this Agreement, all interest and fees, if any, will be computed on the basis of a 360-day year and the actual number of days elapsed. This results in more interest or a higher fee than if a 365-day year is used.

6.9 INTEREST ON LATE PAYMENTS. At the Bank's sole option in each instance, any amount not paid when due under this Agreement (including interest) shall bear interest from the due date at the Reference Rate plus 1 percentage point. This may result in compounding of interest.


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6.10 DEFAULT RATE.  Upon the occurrence and during the continuation of any default under this Agreement, advances under this Agreement will at the option of the Bank bear interest at a rate per annum which is 1 percentage point higher than the rate of interest otherwise provided under this Agreement. This will not constitute a waiver of any event of default.

7.   CONDITIONS

The Bank must receive the following items, in form and content acceptable to the Bank, before it is required to extend any credit to the Borrower under this
Agreement:

7.1 AUTHORIZATIONS. Evidence that the execution, delivery and performance by the Borrower of this Agreement and any instrument or agreement required under this Agreement have been duly authorized.

7.2 SECURITY AGREEMENTS. Signed original security agreements, financing statements and fixture filings (together with collateral in which the Bank requires a possessory security interest), which the Bank requires.

7.3 EVIDENCE OF PRIORITY. Evidence that security interests and liens in favor of the Bank are valid, enforceable, and prior to all others' rights and interests, except those the Bank consents to in writing.

7.4 INSURANCE. Evidence of insurance coverage, as required in the "Covenants" section of this Agreement.

7.5 BORROWER'S GUARANTY. Guaranty signed by the Borrower for each Nominee Borrower in the amount of the extension of credit to each Nominee Borrower.

8.   REPRESENTATIONS AND WARRANTIES

When the Borrower signs this Agreement, and until the Bank is repaid in fall, the Borrower makes the following representations and warranties. Each request for an extension of credit constitutes a renewed representation:

8.1 ORGANIZATION OF BORROWER. The Borrower is a corporation duly formed and existing under the laws of the state where organized.

8.2 AUTHORIZATION. This Agreement, and any instrument or agreement required hereunder, including the guaranty of loans to Nominee Borrowers, are within the Borrower's powers, have been duly authorized, and do not conflict with any of its organizational papers.

8.3 ENFORCEABLE AGREEMENT. This Agreement is a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable.

8.4 GOOD STANDING. In each state in which the Borrower does business, it is properly licensed, in existence and in good standing, and, where required, in compliance with fictitious name statutes.

8.5 NO CONFLICTS. This Agreement does not conflict with any law, agreement, or obligation by which the Borrower is bound.

8.6 FINANCIAL INFORMATION. All financial and other information that has been or will be supplied to the Bank, including the Borrower's financial statement dated as of January 31,1995, is:

(a) sufficiently complete to give the Bank accurate knowledge of the Borrower's financial condition.

(b)  in form and content required by the Bank.


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(c)  in compliance with all government regulations that apply.

Since the date of the financial statement specified above, there has been no material adverse change in the assets or the financial condition of the Borrower.

8.7 LAWSUITS. There is no lawsuit, tax claim or other dispute pending or threatened against the Borrower which, if lost, would impair the Borrower's financial condition or ability to repay the loan, except as have been disclosed in writing to the Bank.

8.8 COLLATERAL. All collateral required in this Agreement is owned by the grantor of the security interest free of any title defects or any liens or interests of others.

8.9 PERMITS, FRANCHISES. The Borrower possesses all permits, memberships, franchises, contracts and licenses required and all trademark rights, trade name rights, patent rights and fictitious name rights necessary to enable it to conduct the business in which it is now engaged without conflict with the rights of others.

8.10 OTHER OBLIGATIONS. The Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

8.11 INCOME TAX RETURNS. The Borrower has no knowledge of any pending assessments or adjustments of its income tax for any year, except as have been disclosed in writing to the Bank.

8.12 NO EVENT OF DEFAULT. There is no event which is, or with notice or lapse of time or both would be, a default under this Agreement.

9.   COVENANTS

The Borrower agrees, so long as credit is available under this Agreement and until the Bank is repaid in full:

9.1  USE OF PROCEEDS.

(a)  To use the proceeds of the Facility 1 credit only for working capital.

(b)  To use the proceeds of the Facility 2 credit only for equipment purchases.

(c) To use the proceeds of the Facility 3 credit only for Nominee Borrower term loans.

9.2 FINANCIAL INFORMATION. To provide the following financial information and statements and such additional information as requested by the Bank from time to time:

(a) Within 90 days of the Borrower's fiscal year end, the Borrower's annual financial statements. These financial statements must be audited (with an unqualified opinion) by a Certified Public Accountant ("CPA") acceptable to the Bank. The statements shall be prepared on a consolidated basis and shall be accompanied by the Borrower's certificate of compliance in form and content acceptable to the Bank.

(b) Within 30 days of the period's end, the Borrower's quarterly financial statements. These financial statements may be Borrower prepared. The statements shall be prepared on a consolidated basis and shall be accompanied by the Borrower's certificate of compliance in form and content acceptable to the Bank.

(c) Statements showing an aging and reconciliation of the Borrower's receivables within 30 days after the end of each quarter.


- --------------------------------------------------------------------------------
                                         -10-

(d) A statement showing an aging of accounts payable within 30 days after the end of each quarter.

9.3 CURRENT RATIO. To maintain on a consolidated basis a ratio of current assets to current liabilities of at least 1.45:1.00.

For the purposes of this paragraph current assets shall consist of (i) cash,
(ii) trade receivables, (iii) revenue earned in excess of billings and (iv) prepaid expenses.

9.4 TANGIBLE NET WORTH. To maintain on a consolidated basis tangible net worth equal to at least Two Million Five Hundred Thousand Dollars ($2,500,000).

"Tangible net worth" means the gross book value of the Borrower's assets (excluding goodwill, patents, trademarks, trade names, organization expense, treasury stock, unamortized debt discount and expense, deferred research and development costs, deferred marketing expenses, and other like intangibles) less total liabilities, including but not limited to accrued and deferred income taxes, and any reserves against assets.

9.5 OTHER DEBTS. Not to have outstanding or incur any direct or contingent debts (other than those to the Bank and its affiliates), or become liable for the debts of others without the Bank's written consent. This does not prohibit:

(a)  Acquiring goods, supplies, or merchandise on normal trade credit.

(b)  Endorsing negotiable instruments received in the usual course of business.

(c)  Obtaining surety bonds in the usual course of business.

(d) Debts and lines of credit in existence on the date of this Agreement disclosed in writing to the Bank.

9.6 OTHER LIENS. Not to create, assume, or allow any security interest or lien (including judicial liens) on property the Borrower now or later owns, except:

(a) Deeds of trust and security agreements in favor of the Bank and its affiliates.

(b)  Liens for taxes not yet due.

(c) Liens outstanding on the date of this Agreement disclosed in writing to the Bank.

9.7 LOANS TO OFFICERS. Not to make any loans, advances or other extensions of credit (excluding those term loans provided for under the Facility 3 Commitment) to any of the Borrower's executives, officers, or directors or shareholders (or any relatives of any of the foregoing) in an amount which exceeds Twenty Thousand Dollars ($20,000) in the aggregate.

9.8  NOTICES TO BANK.  To promptly notify the Bank in writing of:

(a) any lawsuit over Two Hundred Fifty Thousand Dollars ($250,000) against the Borrower.

(b)  any substantial dispute between the Borrower and any government authority.

(c)  any failure to comply with this Agreement.

(d) any material adverse change in the Borrower's financial condition or operations.

(e)  any change in the Borrower's name, address or legal structure.


- --------------------------------------------------------------------------------
                                         -11-

9.9  BOOKS AND RECORDS.  To maintain adequate books and records.

9.10 AUDITS. To allow the Bank and its agents to inspect the Borrower's properties and examine, audit and make copies of books and records at any reasonable time. If any of the Borrower's properties, books or records are in the possession of a third party, the Borrower authorizes that third party to permit the Bank or its agents to have access to perform inspections or audits and to respond to the Bank's requests for information concerning such properties, books and records.

9.11 COMPLIANCE WITH LAWS. To comply with the laws (including any fictitious name statute), regulations, and orders of any government body with authority over the Borrower's business.

9.12 PRESERVATION OF RIGHTS. To maintain and preserve all rights, privileges, and franchises the Borrower now has.

9.13 MAINTENANCE OF PROPERTIES. To make any repairs, renewals, or replacements to keep the Borrower's properties in good working condition.

9.14 PERFECTION OF LIENS. To help the Bank perfect and protect its security interests and liens, and reimburse it for related costs it incurs to protect its security interests and liens.

9.15 COOPERATION. To take any action requested by the Bank to carry out the intent of this Agreement.

9.16 INSURANCE.

(a) INSURANCE COVERING COLLATERAL. To maintain all risk property damage insurance policies covering the tangible property comprising the collateral. Each insurance policy must be in an amount acceptable to the Bank. The insurance must be issued by an insurance company acceptable to the Bank and must include a lender's loss payable endorsement in favor of the Bank in a form acceptable to the Bank.

(b) GENERAL BUSINESS INSURANCE. To maintain insurance satisfactory to the Bank as to amount, nature and carrier covering property damage (including loss of use and occupancy) to any of the Borrower's properties, public liability insurance including coverage for contractual liability, product liability and workers' compensation, and any other insurance which is usual for the Borrower's business.

(c) EVIDENCE OF INSURANCE. Upon the request of the Bank, to deliver to the Bank a copy of each insurance policy, or, if permitted by the Bank, a certificate of insurance listing all insurance in force.


9.17 ADDITIONAL NEGATIVE COVENANTS.  Not to, without the Bank's written consent:

(a) engage in any business activities substantially different from the Borrower's present business.

(b)  liquidate or dissolve the Borrower's business.

(c) enter into any consolidation, merger, pool, joint venture, syndicate, or other combination.

(d) lease, or dispose of all or a substantial part of the Borrower's business or the Borrower's assets.

(e)  acquire or purchase a business or its assets.

(f) sell or otherwise dispose of any assets for less than fair market value, or enter into any sale and leaseback agreement covering any of its fixed or capital assets.


- --------------------------------------------------------------------------------
                                         -12-

10.  DEFAULT

If any of the following events occur, the Bank may do one or more of the following: declare the Borrower in default, stop making any additional credit available to the Borrower, and require the Borrower to repay its entire debt immediately and without prior notice. If a bankruptcy petition is filed with respect to the Borrower, the entire debt outstanding under this Agreement will automatically become due immediately.

10.1 FAILURE TO PAY. The Borrower fails to make a payment under this Agreement when due.

10.2 NON-COMPLIANCE. The Borrower fails to meet the conditions of, or fails to perform any obligation under:

(a)  this Agreement,

(b)  any other agreement made in connection with this loan, or

(c) any other agreement the Borrower has with the Bank or any affiliate of the Bank.

10.3 CROSS-DEFAULT. Any default occurs under any agreement in connection with any credit the Borrower has obtained from anyone else or which the Borrower has guaranteed.

10.4 LIEN PRIORITY. The Bank fails to have an enforceable first lien (except for any prior liens to which the Bank has consented in writing) on or security interest in any property given as security for this loan.

10.5 FALSE INFORMATION. The Borrower has given the Bank false or misleading information or representations.

10.6 BANKRUPTCY. The Borrower files a bankruptcy petition, a bankruptcy petition is filed against the Borrower, or the Borrower makes a general assignment for the benefit of creditors.

10.7 RECEIVERS. A receiver or similar official is appointed for the Borrower's business, or the business is terminated.

10.8 LAWSUITS. Any lawsuit or lawsuits are filed on behalf of one or more trade creditors against the Borrower in an aggregate amount of Two Hundred Fifty Thousand Dollars ($250,000) or more in excess of any insurance coverage.

10.9 JUDGMENTS. Any judgments or arbitration awards are entered against the Borrower; or the Borrower enters into any settlement agreements with respect to any litigation or arbitration, in an aggregate amount of Two Hundred Fifty Thousand Dollars ($250,000) or more in excess of any insurance coverage.

10.10 GOVERNMENT ACTION. Any government authority takes action that the Bank believes materially adversely affects the Borrower's financial condition or ability to repay.

10.11 DEFAULT UNDER GUARANTY OR SUBORDINATION AGREEMENT. Any guaranty, subordination agreement, security agreement, deed of trust, or other document required by this Agreement is violated or no longer in effect.

10.12 MATERIAL ADVERSE CHANGE. A material adverse change occurs in the Borrower's financial condition, properties or prospects, or ability to repay the loan.

10.13 NOMINEE BORROWER DEFAULT. Any Nominee Borrower fails to make any payment when due under any term loan as described in Article 3 of this Agreement.


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                                         -13-

11.  ENFORCING THIS AGREEMENT; MISCELLANEOUS

11.1 GAAP. Except as otherwise stated in this Agreement, all financial information provided to the Bank and all financial covenants will be made under generally accepted accounting principles, consistently applied.

11.2 OREGON LAW.  This Agreement is governed by Oregon law.

11.3 SUCCESSORS AND ASSIGNS. This Agreement is binding on the Borrower's and the Bank's successors and assignees. The Borrower agrees that it may not assign this Agreement without the Bank's prior consent. The Bank may sell participations in or assign this loan, and may exchange financial information about the Borrower with actual or potential participants or assignees. If a participation is sold or the loan is assigned, the purchaser will have the right of set-off against the Borrower.

11.4 ARBITRATION.

(a) This paragraph concerns the resolution of any controversies or claims between the Borrower and the Bank, including but not limited to those that arise from:

     (i) This Agreement (including any renewals, extensions or modifications of this Agreement);

     (ii) Any document, agreement or procedure related to or delivered in connection with this Agreement;

     (iii)  Any violation of this Agreement; or

     (iv) Any claims for damages resulting from any business conducted between the Borrower and the Bank, including claims for injury to persons, property or business interests (torts).

(b) At the request of the Borrower or the Bank, any such controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by Oregon law.

(c) Arbitration proceedings will be administered by the American Arbitration Association and will be subject to its commercial rules of arbitration..

(d) For purposes of the application of the statute of limitations, the filing of an arbitration pursuant to this paragraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this paragraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis.

(e) If there is a dispute as to whether an issue is arbitrable, the arbitrators will have the authority to resolve any such dispute.

(f) The decision that results from an arbitration proceeding may be submitted to any authorized court of law to be confirmed and enforced.

(g)  This provision does not limit the right of the Borrower or the Bank to:

     (i)    exercise self-help remedies such as setoff;

     (ii)   foreclose against or sell any real or personal property collateral;
            or

     (iii) act in a court of law, before, during or after the arbitration proceeding to obtain:


- --------------------------------------------------------------------------------
                                         -14-

            (A)  a provisional or interim remedy; and/or

            (B)  additional or supplementary remedies.

(h) The pursuit of or a successful action for provisional, interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of the Borrower or the Bank, including the suing party, to submit the controversy or claim to arbitration if the other party contests the lawsuit.

(i) If the Bank forecloses against any real property securing this Agreement, the Bank has the option to exercise the power of sale under the deed of trust or mortgage, or to proceed by judicial foreclosure.

11.5 SEVERABILITY; WAIVERS. If any part of this Agreement is not enforceable, the rest of the Agreement may be enforced. The Bank retains all rights, even if it makes a loan after default. If the Bank waives a default, it may enforce a later default. Any consent or waiver under this Agreement must be in writing.

11.6 COSTS. If the Bank incurs any expenses in connection with enforcing this Agreement or administering this Agreement (including in connection with extending, amending, renewing or modifying this Agreement), or if the Bank takes collection action under this Agreement, it is entitled to costs and reasonable attorneys' fees, including any allocated costs of in-house counsel.

11.7 ATTORNEYS' FEES. In the event of a lawsuit or arbitration proceeding, the prevailing party is entitled to recover costs and reasonable attorneys' fees (including any allocated costs of in-house counsel) incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator (and not by a jury). Such costs and attorneys' fees shall include, without limitation, those incurred on any appeal, as determined by the appellate court, and any anticipated costs and attorneys' fees to pursue or collect any judgement.

11.8 ONE AGREEMENT. This Agreement and any related security or other agreements required by this Agreement, collectively:

(a) represent the sum of the understandings and agreements between the Bank and the Borrower concerning this credit; and

(b) replace any prior oral or written agreements between the Bank and the Borrower concerning this credit; and

(c) are intended by the Bank and the Borrower as the final, complete and exclusive statement of the terms agreed to by them.

In the event of any conflict between this Agreement and any other agreements required by this Agreement, this Agreement will prevail.

11.9 EXCHANGE OF INFORMATION. The Borrower agrees that the Bank may exchange financial information about the Borrower with BankAmerica Corporation affiliates and other related entities.

11.10 NOTICES. All notices required under this Agreement shall be personally delivered or sent by first class mail, postage prepaid, to the addresses on the signature page of this Agreement, or to such other addresses as the Bank and the Borrower may specify from time to time in writing.

11.11 HEADINGS. Article and paragraph headings are for reference only and shall not affect the interpretation or meaning of any provisions of this Agreement.


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                                         -15-

11.12 COUNTERPARTS. This Agreement may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

11.13 WRITTEN AGREEMENTS. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THAT BANK TO BE ENFORCEABLE.

This Agreement is executed as of the date stated at the top of the first page.



[Logo]
BANK OF AMERICA OREGON                  CLAREMONT TECHNOLOGY GROUP, INC.



X /s/ David Reichle                    X /s/ Terry D. Murphy
 ----------------------------------     --------------------------------------
By:      David Reichle                 By:       Terry D. Murphy
Title:   Assistant Vice President      Title:    Assistant Secretary


X
 ----------------------------------
By:      Kurt Wollenberg
Title:   Senior Vice President


ADDRESS WHERE NOTICES TO THE BANK      ADDRESS WHERE NOTICES TO THE BORROWER
ARE TO BE SENT                         ARE TO BE SENT

Oregon Commercial Banking #2090        1600 NW Compton Drive
P. O. Box 6400                         Beaverton, Oregon 97006
Portland, Oregon 97228


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                                         -16-

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[Logo] BANK OF AMERICA                                    AMENDMENT TO DOCUMENTS
- --------------------------------------------------------------------------------


                          AMENDMENT NO. 1 TO BUSINESS LOAN
                                      AGREEMENT


    This Amendment No. 1 (the "Amendment") dated as of August 1, 1995, is between Bank of America Oregon (the "Bank") and Claremont Technology Group, Inc. (the "Borrower").

                                       RECITALS

    A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 24, 1995 (the "Agreement").

    B.   The Bank and the Borrower desire to amend the Agreement.

                                      AGREEMENT

    1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

    2.   AMENDMENTS.  The Agreement is hereby amended as follows:

         2.1 To add Paragraph l.7 for a within line facility for a Standby Letter of Credit.

              1.7 LETTERS OF CREDIT. At the request of Borrower, between the date of this Agreement and August 1, 1996 (the "Expiration Date"), the Bank will issue a standby letter of credit with a maximum maturity of 180 days beyond the Expiration Date.

         2.2  To add Paragraph 1.8.

              1.8 AMOUNT. The amount of the letter of credit may not exceed One Hundred Twenty Five Thousand Dollars ($125,000).

         2.3  To add Paragraph 1.9.

              1.9  OTHER TERMS.  The Borrower agrees:

                   (a) if there is a default under this Agreement, to immediately prepay and make the Bank whole for any outstanding letters of credit.

                   (b) the issuance of any letter of credit is subject to the Bank's express approval and must be in form and content satisfactory to the Bank and in favor of a beneficiary acceptable to the Bank.

                   (c) to sign the Bank's form Application and Agreement for Standby Letter of Credit.


- --------------------------------------------------------------------------------
                                         -1-

                   (d) to pay any issuance and/or other fees that the Bank notifies the Borrower will be charged for issuing and processing letters of credit for the Borrower.

                   (e) to allow the Bank to automatically charge its checking account for applicable fees, discounts, and other charges.

    3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

         This Amendment is executed as of the date stated at the beginning of this Amendment.


BANK OF AMERICA OREGON                  CLAREMONT TECHNOLOGY GROUP, INC.



X /s/ David Reichle                    X /s/ Terry D. Murphy
 ----------------------------------     --------------------------------------
By:      David Reichle                 By:       Terry D. Murphy
Title:   Vice President                Title:    V.P. Finance, CFO


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                                         -2-

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[Logo] BANK OF AMERICA                                    AMENDMENT TO DOCUMENTS
- --------------------------------------------------------------------------------


                           AMENDMENT NO. 2 TO BUSINESS LOAN
                                      AGREEMENT

    This Amendment No. 2 (the "Amendment") dated as of September 1, 1995, is between Bank of America Oregon (the "Bank") and Claremont Technology Group, Inc. (the "Borrower").

                                       RECITALS

    A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 24, 1995, as previously amended (the "Agreement").

    B.   The Bank and the Borrower desire to further amend the Agreement.

                                      AGREEMENT

    1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

    2.   AMENDMENTS. The Agreement is hereby amended as follows:

         2.1  A new Article 3A is hereby added to the Agreement as follows:

3A.      FACILITY NO. 4: LINE OF CREDIT AMOUNT AND TERMS

3A.1     LINE OF CREDIT AMOUNT.

(a) During the availability period described below, the Bank will provide a line of credit to the Borrower. The amount of the line of credit (the "Facility 4 Commitment") is Five Hundred Thousand Dollars ($500,000). Each advance shall be used to purchase equipment for use in the Borrower's business. All equipment acquired with the proceeds of such advances shall be free and clear of any security interests, liens, encumbrances or rights of others except the security interests of the Bank under any security agreements required under this Agreement. Each request for an advance shall be accompanied by a copy of the purchase order or invoice for the equipment to be purchased with the proceeds of the advance. The amount of each advance shall not exceed 80% of the purchase price of such equipment.

(b) This is a non-revolving line of credit with a term repayment option. Any amount borrowed, even if repaid before the end of the availability period, permanently reduces the remaining available line of credit.

(c) The Borrower agrees not to permit the outstanding principal balance of the line of credit to exceed the Facility 4 Commitment.

3A.2     AVAILABILITY PERIOD.

The line of credit is available between the date of this Agreement and August 1, 1996 (the "Expiration Date") unless the Borrower is in default.


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                                         -1-

3A.3     INTEREST RATE.

(a) Unless the Borrower elects an Optional interest rate as described below, the interest rate is the Reference Rate plus .5 percentage point.

(b) The Reference Rate is the rate of interest publicly announced from time to time by Bank of America National Trust and Savings Association ("BofA California") in San Francisco, California, as its Reference Rate. The Reference Rate is set based on various factors, including BofA California's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Bank may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Reference Rate.

3A.4     REPAYMENT TERMS.

(a) The Borrower will pay interest on October 1, 1995, and then monthly thereafter until payment in full of any principal outstanding under this line of credit.

(b) The Borrower will repay the principal amount outstanding on the Expiration Date in 36 successive equal monthly installments starting September 1, 1996. On August 1, 1999, the Borrower will repay the remaining principal balance plus any interest then due.

(c) The Borrower may prepay the loan in full or in part at any time. The prepayment will be applied to the most remote installment of principal due under this Agreement.

3A.5     OPTIONAL INTEREST RATES.  Instead of the interest rate based on the
Reference Rate, the Borrower may elect to have all or portions of the line of credit (during the availability period and during the term repayment period) bear interest at the rate(s) described below during an interest period agreed to by the Bank and the Borrower. Each interest rate is a rate per year. Interest will be paid on the first day of every month and on the last day of each interest period, the interest rate will revert to the rate based on the Reference Rate, unless the Borrower has designated another optional interest rate for the portion.

3A.6     LONG TERM RATE.  The Borrower may elect to have all or portions of the principal balance of the line of credit bear interest at the Long Term Rate, subject to the following requirements:

(a) The interest period during which the Long Term Rate will be in effect will be one year or more.

(b) The "Long Term Rate" means the fixed interest rate the Bank and the Borrower agree will apply to the portion during the applicable interest period.

(c) Each Long Term Rate portion will be for an amount not less than One Hundred Thousand Dollars ($100,000).

(d) Any portion of the principal balance of the line of credit already bearing interest at the Long Term Rate will not be converted to a different rate during its interest period.

(e) The Borrower may prepay the Long Term Rate portion in whole or in part in the minimum amount of One Hundred Thousand Dollars ($100,000). The Borrower will give the Bank irrevocable written notice of the Borrower's intention to make the prepayment, specifying the date and amount of the prepayment. The notice must be received by the Bank at least 5 banking days in advance of the prepayment. All prepayments of principal on the Long Term Rate portion will be applied on the most remote principal installment or installments then unpaid.


- --------------------------------------------------------------------------------
                                         -2-

(f) Each prepayment of a Long Term Rate portion, whether voluntary, by reason of acceleration or otherwise, will be accompanied by payment of all accrued interest on the amount of the prepayment and the prepayment fee described below.

(g) The prepayment fee will be the sum of fees calculated separately for each Prepaid Installment, as follows:

    (i) The Bank will first determine the amount of interest which would have accrued each month for the Prepaid Installment had it remained outstanding until the applicable Original Payment Date, using the Long Term Rate;

    (ii) The Bank will then subtract from each monthly interest amount determined in (i), above, the amount of interest which would accrue for that Prepaid Installment if it were reinvested from the date of prepayment through the Original Payment Date, using the following rate:

           (A) If the Original Payment Date is more than 5 years after the date of prepayment: the Treasury Rate plus one-quarter of one percentage point;

           (B) If the Original Payment Date is 5 years or less after the date of prepayment: the Money Market Rate.

    (iii) If (i) minus (ii) for the Prepaid Installment is greater than zero, the Bank will discount the monthly differences to the date of prepayment by the rate used in (ii) above. The sum of the discounted monthly differences is the prepayment fee for that Prepaid Installment.

(h) The following definitions will apply to the calculation of the prepayment fee:

    "Money Market" means the domestic certificate of deposit market, the eurodollar deposit market or other appropriate money market selected by the Bank.

    "Money Market Rate" means the fixed interest rate per annum which the Bank determines could be obtained by reinvesting a specified Prepaid Installment in the Money Market from the date of prepayment through the Original Payment Date.

    "Original Payment Dates" mean the dates on which principal of the Long Term Rate portion would have been paid if there had been no prepayment. If a portion of the principal would have been paid later than the end of the interest period in effect at the time of prepayment, then the Original Payment Date for that portion will be the last day of the interest period.

    "Prepaid Installment" means the amount of the prepaid principal of the Long Term Rate portion which would have been paid on a single Original Payment Date.

    "Treasury Rate" means the interest rate yield for U.S. Government Treasury Securities which the Bank determines could be obtained by reinvesting a specified Prepaid Installment in such securities from the date of prepayment through the Original Payment Date.

(i) The Bank may adjust the Treasury Rate and Money Market Rate to reflect the compounding, accrual basis, or other costs of the Long Term Rate portion. Each of the rates is the Bank's estimate only and the Bank is under no obligation to actually reinvest any prepayment. The rates will be based on information from either the Telerate or Reuters information services, The Wall Street Journal, or other information sources the Bank deems appropriate.


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                                         -3-

- --------------------------------------------------------------------------------

2.2 Add subparagraph 4.1(a)(iv) to the Agreement to read as follows:

    (iv) a Two Thousand Five Hundred Dollar ($2,500) loan fee due on the day funds are advanced under this Agreement.

3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

    This Amendment is executed as of the date stated at the beginning of this Amendment.



BANK OF AMERICA OREGON                  CLAREMONT TECHNOLOGY GROUP, INC.



X /s/ David Reichle                    X /s/ Terry D. Murphy
 ----------------------------------     --------------------------------------
By:      David Reichle                 By:       Terry D. Murphy
Title:   Vice President                Title:    VP Finance, CFO


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                                         -4-

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[Logo] BANK OF AMERICA                                    AMENDMENT TO DOCUMENTS
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                           AMENDMENT NO. 3 TO BUSINESS LOAN
                                      AGREEMENT

    This Amendment No. 3 (the "Amendment") dated as of 2/23/96, 1995, is between Bank of America Oregon (the "Bank) and Claremont Technology Group, Inc. (the "Borrower).

                                       RECITALS

    A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 24, 1995, as previously amended (the "Agreement").

    B.   The Bank and the Borrower desire to further amend the Agreement.

                                      AGREEMENT

    1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

    2.   AMENDMENTS. The Agreement is hereby amended as follows:

         2.1 Paragraph 9.2 of the Agreement is amended to read in its entirety as follows.

         9.2 FINANCIAL INFORMATION. To provide the following financial information and statements and such additional information as requested by the Bank from time to time;

         (a) Within 90 days of the Borrower's fiscal year end, the Borrower's annual financial statements, These financial statements must be audited (with an unqualified opinion) by a Certified Public Accountant ("CPA") acceptable to the Bank. The statements shall be prepared on a consolidated basis.

         (b) Within 30 days of the period's end, the Borrower's quarterly financial statements. These financial statements may be Borrower prepared. The statements shall be prepared on a consolidated basis.

         (c) Statements showing an aging and reconciliation of the Borrower's receivables within 30 days after the end of the quarter.

         (d) A statement showing an aging of accounts payable within 30 days after the end of each quarter.

    3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.


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    This Amendment is executed as of the date stated at the beginning of this
Amendment.



BANK OF AMERICA OREGON                  CLAREMONT TECHNOLOGY GROUP, INC.



X /s/ David Reichle                    X /s/ Terry D. Murphy
 ----------------------------------     --------------------------------------
By:      David Reichle                 By:
Title:   Vice President                Title:


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[Logo] BANK OF AMERICA                                    AMENDMENT TO DOCUMENTS
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                           AMENDMENT NO. 4 TO BUSINESS LOAN
                                      AGREEMENT

    This Amendment No. 4 (the "Amendment") dated as of March 19, 1996, is between Bank of America Oregon (the "Bank") and Claremont Technology Group, Inc. (the "Borrower").

                                       RECITALS

    A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 24, 1995, as previously amended (the "Agreement").

    B.   The Bank and the Borrower desire to further amend the Agreement.

                                      AGREEMENT

    1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

    2.   AMENDMENTS.  The Agreement is hereby amended as follows:

         2.1 In Paragraph 1.1(a) of the Agreement the amount "Four Million Dollars ($4,000,000)" is substituted for "Two Million Dollars ($2,000,000)".

         2.2 In Paragraph 1.2 of the Agreement the date "August 1, 1997" is substituted for the date "August 1, 1996".

         2.3 In Paragraph 1.7 of the Agreement the date "August 1, 1997" is substituted for the date "August 1, 1996".

         2.4  A new Article 3B is hereby added to the Agreement as follows:

              3B. FACILITY NO. 5: LINE OF CREDIT AMOUNT AND TERMS

              3B.1 LINE OF CREDIT AMOUNT.

              (a) During the availability period described below, the Bank will provide a line of credit to the Borrower. The amount of the line of credit (the "Facility 5 Commitment") is Two Million Dollars ($2,000,000). Each advance shall be used to purchase equipment for use in the Borrower's business. All equipment acquired with the proceeds of such advances shall be free and clear of any security interests, liens, encumbrances or rights of others except the security interests of the Bank under any security agreements required under this Agreement. Each request for an advance shall be accompanied by a copy of the purchase order or invoice for the equipment to be purchased with the proceeds of the advance.

              (b) This is a non-revolving line of credit with a term repayment option. Any amount borrowed, even if repaid before the end of the availability period, permanently reduces the remaining available line of credit.


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                   to exceed Facility 5 Commitment.

              3B.2 AVAILABILITY PERIOD.

              The line of credit is available between the date of this Agreement and March 31, 1997 (the "Expiration Date") unless the Borrower is in default.

              3B.3 INTEREST RATE.

              (a) Unless the Borrower elects an Optional interest rate as described below, the interest rate is the Reference Rate plus .5 percentage point.

              (b) The Reference Rate is the rate of interest publicly announced from time to time by Bank of America National Trust and Savings Association ("BofA California") in San Francisco, California, as its Reference Rate. The Reference Rate is set based on various factors, including BofA California's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Bank may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Reference Rate.

              3B.4 REPAYMENT TERMS.

              (a) The Borrower will pay interest on April 1, 1996, and then monthly thereafter until payment in full of any principal outstanding under this line of credit.

              (b) The Borrower will repay the principal amount outstanding on the Expiration Date in 36 successive equal monthly installments starting May 1, 1997. On March 31, 2000, the Borrower will repay the remaining principal balance plus any interest then due.

              (c) The Borrower may prepay the loan in full or in part at any time. The prepayment win be applied to the most remote installment of principal due under this Agreement.

              3B.5 OPTIONAL INTEREST RATES.  Instead of the interest rate based on the Reference Rate, the Borrower may elect to have all or portions of the line of credit (during the availability period and during the term repayment period) bear interest at the rate(s) described below during an interest period agreed to by the Bank and the Borrower. Each interest rate is a rate per year. Interest will be paid on the first day of every month, the interest rate will revert to the rate based on the Reference Rate, unless the Borrower has designated another optional interest rate for the portion.

              3B.6 LONG TERM RATE.  The Borrower may elect to have all or portions of the principal balance of the line of credit bear interest at the Long Term Rate, subject to the following requirements:

              (a) The interest period during which the Long Term Rate will be in effect will be one year or more.

              (b) The "Long Term Rate" means the fixed interest rate the Bank and the Borrower agree win apply to the portion during the applicable interest period.

              (c) Each Long Term Rate portion will be for an amount not less than One Hundred Thousand Dollars ($100,000).


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              (d)  Any portion of the principal balance of the line of credit already bearing interest at the Long Term Rate will not be converted to a different rate during its interest period.

              (e) The Borrower may prepay the Long Term Rate portion in whole or in part in the minimum amount of One Hundred Thousand Dollars ($100,000). The Borrower will give the Bank irrevocable written notice of the Borrower's intention to make the prepayment, specifying the date and amount of the prepayment. The notice must be received by the Bank at least 5 banking days in advance of the prepayment. All prepayments of principal on the Long Term Rate portion will be applied on the most remote principal installment or installments then unpaid.

              (f) Each prepayment of a Long Term Rate portion, whether voluntary, by reason of acceleration or otherwise, will be accompanied by payment of all accrued interest on the amount of the prepayment and the prepayment fee described below.

              (g) The prepayment fee will be the sum of fees calculated separately for each Prepaid Installment, as follows:

                   (i) The Bank will first determine the amount of interest which would have accrued each month for the Prepaid Installment had it remained outstanding until the applicable Original Payment Date, using the Long Term Rate;

                   (ii) The Bank will then subtract from each monthly interest amount determined in (i), above, the amount of interest which would accrue for that Prepaid Installment if it were reinvested from the date of prepayment through the Original Payment Date, using the following rate:

                          (A) If the Original Payment Date is more than 5 years after the date of prepayment: the Treasury Rate plus one-quarter of one percentage point;

                          (B) If the Original Payment Date is 5 years or less after the date of prepayment: the Money Market Rate.

                   (iii) If (i) minus (ii) for the Prepaid Installment is greater than zero, the Bank will discount the monthly differences to the date of prepayment by the rate used in (ii) above. The sum of the discounted monthly differences is the prepayment fee for that Prepaid Installment.

              (h) The following definitions will apply to the calculation of the prepayment fee:

                   "Money Market" means the domestic certificate of deposit market, the eurodollar deposit market or other appropriate money market selected by the Bank.

                   "Money Market Rate" means the fixed interest rate per annum which the Bank determines could be obtained by reinvesting a specified Prepaid Installment in the Money Market from the date of prepayment through the Original Payment Date.

                   "Original Payment Dates" mean the dates on which principal of the Long Term Rate portion would have been paid if there had been no prepayment. If a portion of the principal would have been paid later than the end of the interest period in effect at the time of prepayment, then the Original Payment Date for that portion will be the last day of the interest period.


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

                   portion which would have been paid on a single Original Payment Date.

                   "Treasury Rate" means the interest rate yield for U.S. Government Treasury Securities which the Bank determines could be obtained by reinvesting a specified Prepaid Installment in such securities from the date of prepayment through the Original Payment Date.

              (i) The Bank may adjust the Treasury Rate and Money Market Rate to reflect the compounding, accrual basis, or other costs of the Long Term Rate portion. Each of the rates is the Bank's estimate only and the Bank is under no obligation to actually reinvest any prepayment. The rates will be based on information from either the TELERATE or REUTERS information services, THE WALL STREET JOURNAL, or other information sources the Bank deems appropriate.

         2.5  Add subparagraph 4.1(a)(v) to the Agreement to read as follows:

              (v) UNUSED COMMITMENT FEE. The Borrower agrees to pay a fee on any difference between the Facility 1 Commitment and the amount of credit it actually uses, determined by the weighted average loan balance maintained during the specified period. The fee will be calculated at .20% per year. This fee is due on March 31, 1996, and on the last day of each following quarter until the expiration of the availablity period.

         2.6  Add subparagraph 4.1(a)(vi) to the Agreement to read as follows:

              (iv) a Five Thousand Dollar ($5,000) loan fee for Facility No. 5 due on the day funds are advanced under this Agreement.

         2.7  Subparagraphs 9.2(c) and 9.2(d) are deleted in their entirety.

         2.8 In Paragraph 9.3 the ratio "1.15:1.0" is substituted for the ratio "1.45:1.0".

         2.9 In Paragraph 9.4 the amount "Five Million Dollars ($5,000,000)" is substituted for the amount "Two Million Five Hundred Thousand Dollars ($2,500,00)".

    3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

    This Amendment is executed as of the date stated at the beginning of this Amendment.



BANK OF AMERICA OREGON                  CLAREMONT TECHNOLOGY GROUP, INC.



X /s/ David Reichle                    X /s/ Terry D. Murphy
 ----------------------------------     --------------------------------------
By:      David Reichle                 By:       Terry D. Murphy
Title:   Vice President                Title:    V.P. Finance


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[Logo] BANK OF AMERICA                                    AMENDMENT TO DOCUMENTS
- --------------------------------------------------------------------------------


                           AMENDMENT NO. 5 TO BUSINESS LOAN
                                      AGREEMENT

    This Amendment No. 5 (the "Amendment") dated as of March 19, 1996, is between Bank of America Oregon (the "Bank") and Claremont Technology Group, Inc. (the "Borrower").

                                       RECITALS

    A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 24, 1995, as previously amended (the "Agreement").

    B.   The Bank and the Borrower desire to further amend the Agreement.

                                      AGREEMENT

    1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

    2.   AMENDMENTS.  The Agreement is hereby amended as follows:

         2.1 In Paragraph 3B.4 of the Agreement is amended to read in its entirety as follows:

         3B.4 REPAYMENT TERMS.

         (a) The Borrower will repay principal and interest in Thirty Seven successive monthly installments of Sixty Thousand Six Hundred Fifty Nine and 47/100 Dollars ($60,659.47) starting April 1, 1996. On April 1, 1999, the Borrower will repay the remaining principal balance plus any interest then due.

         (b) The Borrower may prepay the loan in full or in part at any time. The prepayment will be applied to the most remote installment of principal due under this Agreement.

    3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.


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

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    This Amendment is executed as of the date stated at the beginning of this
Amendment.



BANK OF AMERICA OREGON                  CLAREMONT TECHNOLOGY GROUP, INC.



X /s/ David Reichle                    X /s/ Terry D. Murphy
 ----------------------------------     --------------------------------------
By:      David Reichle                 By:       Terry D. Murphy
Title:   Vice President                Title:    Vice President Finance


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